Exhibit 99.1

Mr. Robert W. Cook, Seasoned Biotech Executive, Joins RenovaCare as Chief Financial Officer and Board Secretary

Roseland, NJ – June 16th, 2020 - RenovaCare, Inc. (Symbol: RCAR; www.renovacareinc.com), developer of patented technologies for spraying self-donated stem cells for the regeneration of skin and other organs and tissues, today announced the appointment of new Chief Financial Officer and Board Secretary, Mr. Robert W. Cook, who has more than 20 years of experience in senior financial leadership roles in healthcare, pharmaceuticals, and medical devices, and in the finance sector alone has completed more than $10 billion in transactions.

Mr. Robert W. Cook Chief Financial Officer RenovaCare, Inc.

“Mr. Cook’s appointment marks the most recent addition in the accelerated build-out of our world-class Executive Management Team for bringing RenovaCare regenerative cell spray therapies to market,” stated Mr. Alan L. Rubino, CEO and President.

“Bob brings extensive experience in leading top-tier financial transactions with innovative medical technologies, products, and therapies. I look forward to leveraging his industry-specific expertise, valuable to our planned business progression, including fund raising, partnerships, collaborations, financial compliance, and interfacing with our regulatory and clinical teams.”

Prior to his appointment as RenovaCare CFO, Mr. Cook served as Chief Financial Officer of CorMedix Inc., and previously at BioBlast Pharma Ltd., and Strata Skin Sciences. His executive roles at Immune Pharmaceuticals and EpiCept Corporation, included Interim President, CFO, and appointments to the Board of Directors. Previously he served as CFO of Pharmos Corporation raising more than $100 million in public financing to support R&D, where he negotiated and closed the sale of its ophthalmic business to Bausch & Lomb, advised by J.P. Morgan.

“RenovaCare has a robust technology portfolio, accomplished leadership team, and ample cash to accelerate its regenerative therapy program. I look forward to building shareholder value as we position the Company for future commercial collaborations, financings, and regulatory initiatives,” emphasized Mr. Cook.

Mr. Cook began his career in financial services at Chase Manhattan, was appointed Vice President in the Healthcare Group at General Electric Capital Commercial Finance and graduated American University magna cum laude.

Mr. Cook’s appointment marks the latest addition to the Company’s management team and follows the recent appointment of its Chief Medical Officer Dr. Jo Ellen Schweinle, former Senior Medical Officer at the U.S. Department of Health and Human Services (HHS), and Chief Scientific Officer, Dr. Robin A. Robinson, former Director of BARDA and Deputy Assistant Secretary, HHS. To support Drs. Robinson and Schweinle, the Company has engaged MCRA, a leading U.S. regulatory group, under the guidance of Mr. Glenn Stiegman, former FDA Branch Chief.

“On behalf of the entire RenovaCare organization, we acknowledge and thank Mr. Steve Yan-Klassen, the outgoing CFO, for his contributions in helping to bring the Company through its early growth stages. We wish him well as he transitions to pursue other opportunities,” concluded Mr. Rubino.

RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the Company’s planned or filed submissions to the U.S. Food and Drug Administration will be accepted or cleared by the FDA.

About RenovaCare

RenovaCare, Inc. is developing first-of-its-kind autologous (self-donated) stem cell therapies for the regeneration of human organs. Its initial product under development targets the body’s largest organ, the skin. The company’s flagship technology, the CellMist™ System, uses its patented SkinGun™ to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – onto wounds.

RenovaCare is developing its CellMist™ System as a promising new alternative for patients suffering from burns, chronic and acute wounds, and scars. In the US alone, this $45 billion market is greater than the spending on high-blood pressure management, cholesterol treatments, and back pain therapeutics.

To date, over 70 patients with various types of second-degree burns have been treated on an experimental basis utilizing the technology underlying the Company’s SkinGun™, which RenovaCare is developing as a potential alternative to skin grafting and other treatment options, such as in-vitro cultured epithelial grafts that require a specialized and expensive external laboratory.

Sprayed with a gentle mist of their own skin cells, many of these patients left the hospital within days, avoiding generally painful skin graft surgeries and potentially lengthy hospitalization. Clinical outcomes of early experimental treatments have been peer-reviewed and published in several medical journals, including Burns and Annals of Plastic Surgery.

Patients who undergo skin grafting, today’s default treatment of care, can remain hospitalized for weeks and even months, and often endure painful and costly surgeries and prolonged physical therapy. Some of these patients may also suffer from the psychological effects of disfigurement caused by permanent scarring and often cope with the ongoing use of pain medications and protracted joint mobility issues.

For additional information, please call Amit Singh at: 888-398-0202 or visit: https://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company’s technologies, technical problems with the Company’s research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.